SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) February 28, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564
04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                          02108

(Address of principal executive offices)
(Zip Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On February 28, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 24 and Series 25 thereof (the "Partnership"), completed various agreements relating to Laurelwood Park Limited Partnership, a Georgia limited partnership (the "Operating Partnership"), including an Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of February 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Series 24 is referred to herein as the Class A Limited Partner; Series 25 is referred to herein as the Class B Limited Partner. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex in Highpoint, North Carolina which is known as Laurelwood Park
Apartments (the "Apartment Complex"). The Apartment Complex consists of 62 two-bedroom units and 38 three-bedroom units. The Apartment Complex is currently in its lease-up phase.

    Construction financing in the amount of $2,674,000 has been provided by Midland Mortgage Investment Corporation, pursuant to a note, mortgage and related security documents, each dated September 7, 1995. The Construction Loan has a 24-month term and bears interest at the rate of 10.5% per annum. Midland Affordable Housing Group Trust is expected to provide permanent mortgage financing in the aggregate amount of $2,115,000 (the "Mortgage Loan"). The Mortgage Loan is expected to have an 18-year term with repayment based on a 30-year amortization schedule. The Mortgage Loan is expected to bear interest at the rate of 8.875% per annum.

    100% of the apartment units (100 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner is The Norsouth Corporation of Savannah,
Georgia. The General Partner has previously developed 3,000 multi-family housing units.

    The General Partner also serves as the management agent for the Apartment Complex (the"Management Agent"). The Management Agent will receive a monthly fee from the Operating Partnership equal to 6.5% of gross revenues received during the previous month.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $3,164,780 which has been or will be payable to the Operating Partnership in three (3) Installments as follows:

    1. $2,127,107 on the latest of (i) the Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage Closing, (iv)
Permanent Mortgage Commitment or (v) Construction Permitting
Date;

    2. $741,195 on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) receipt of a payoff letter from the Contractor, (iv) receipt of an updated title insurance policy satisfactory to the Investment Limited Partner, (v) receipt of an estoppel letter from each Lender or (vi) satisfaction of all conditions to payment of the First
Installment; and

    3. $296,478 on the latest of (i) Breakeven Point, (ii) Permanent Mortgage Commencement, (iii) Initial 95% Occupancy Date, (iv) State Designation or (v) satisfaction of all conditions to payment of the First and Second Installments.

    The Capital Contribution of the Partnership will be paid 67% by the Class A Limited Partner and 33% by the Class B Limited Partner. The First Installment will be paid $1,425,162 by the Class A Limited Partner and $701,945 by the Class B Limited Partner. The Second Installment will be paid $496,601 by the Class A Limited Partner and $244,594 by the Class B Limited Partner. The Third Installment will be paid $198,640 by the Class A Limited Partner and $97,838 by the Class B Limited Partner.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $5,444,960 of Tax Credits during the 10-year period commencing in 1996, of which $5,390,510 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The allocation of Tax Credits to the Partnership will be shared $3,611,640 by Series 24 and $1,778,870 by Series 25. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                   Normal      Capital             Cash
                  Operations   Transactions        Flow

General Partner      1 %          50%               50%

Partnership          99%      49.999%               50%


Special Limited
Partner               0%       0.001%                0%



In the event a Refinancing Fee is paid in connection with a refinancing, the distribution resulting from a Capital Transaction will be as follows: Investment Limited Partners - 59.9999%, General Partner - 40% and Special Limited Partner - .001%.

    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Partners, Inc. ("BCP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $10,000 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCP as an Affiliate thereof from its own funds.

    The Operating Partnership will pay a Construction and Development Fee in the amount of $521,603 to the General Partner (or its designee) for its service in connection with the construction and development of the Apartment Complex. Up to $2,292 of the Construction and Development Fee may be deferred and paid from Cash Flow. The balance not so deferred will be paid from the Capital Contribution of the Partnership. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $10,000 per annum or
(ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.


(a) and (b)  There is no meaningful current or historic financial information is available at this time.

(c)          Exhibits.                                                Page


(1)(a)1     Form of Dealer-Manager Agreement between Boston
            Capital Services, Inc. and the Registrant
            (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)


(2)(a)     Amended and Restated Agreement of Limited
           Partnership of Laurelwood Park Limited
           Partnership

(2)(b)    Certification and Agreement of Laurelwood Park
          Limited Partnership

(4)(a)2   Agreement of Limited Partnership of the
          Partnership

(16)      None

(17)      None

(21)     None

(24)     None

(25)     None

(28)     None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement
  No. 33-70564 on Form S-11, as filed with the Securities and Exchange
  Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement
  No. 33-99602 on Form S-11, as filed with the Securities and Exchange
  Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 24, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
    its General Partner


       By:    C&M Associates, d/b/a Boston
               Capital Associates, its
           General Partner


          By: /s/ Herbert F. Collins
                     Herbert F. Collins, Partner


BOS2: 54171_1

17537/1229